Exhibit 32.1


                         SARBANES-OXLEY ACT SECTION 906
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


In connection with the Quarterly Report of Summit Financial Group, Inc. ("Summit ") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Charles Maddy, III, President and Chief Executive Officer of Summit, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Summit.


                                      /s/ H. Charles Maddy, III
                                      -----------------------------------------
                                      H. Charles Maddy, III,
                                      President and Chief Executive Officer


Date:  November 12, 2003
       -----------------


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.